Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case:                 divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit:               Software (1)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING JUNE 30, 2003

Comes Now, divine, inc. et. al. - Software Business

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing June 1, 2003 and ending June 30, 2003 as shown by the report and exhibits consisting of 19 pages and containing the following, as indicated:

☒	Monthly Reporting Questionnaire (Attachment 1)
☒	Comparative Balance Sheets (Forms OPR-1 & OPR-2)
☒	Summary of Accounts Receivable (Form OPR-3)
☒	Schedule of Post-petition Liabilities (Form OPR-4)
☒	Income Statement (Form OPR-5)
☒	Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	7/25/03		DEBTOR (S)-IN-POSSESSION

		By:	/s/ JUDE M. SULLIVAN
(Signature)

(Signature)
		Name & Title:	Jude Sullivan
(Print or type)
SVP - General Counsel
		Address:	4225 Naperville Rd #400 Lisle, IL 60532
		Telephone No.:	(630) 799-7500

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Software (1)
Monthly Reporting Questionnaire - Question #1
June 30, 2003

Name (2)	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid
Sullivan, Jude	General Counsel	6/13/2003	9,807.69	3,174.85	138.47	6,494.37	3,174.85	3,174.85	6/13/2003
Sullivan, Jude	General Counsel	6/27/2003	9,807.69	3,174.84	138.47	6,494.38	3,174.84	3,174.84	6/27/2003
Sullivan, Jude	General Counsel	6/30/2003	980.77	104.41	—	876.36	104.41	104.41	6/30/2003

			20,596.15	6,454.10	276.94	13,865.11	6,454.10	6,454.10

Notes:

(1) Software consists of the following 39 debtors:

divine, inc.,Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) Jude Sullivan was the only executive employee remaining with the debtor after the sale of business on May 15, 2003

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Software (1)
Monthly Reporting Questionnaire - Question #2

June 30, 2003

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500211	$125,000,000	Loss Limit	8/18/2003	8/18/2003	$397,204.00
			$15,900,000	Blanket Building
			$106,213,103	Blanket Business Personal Property
			$16,044,824	Blanket Earnings & Extra Expense
			PER SOV	Electronic Data Processing
			PER SOV	Rental Value/Expediting Expense
			$25,000	Portable Computer Equipment Anywhere In The World
			$25,000	Service Interruption - Damage and Time Element Including
Transmission & Distribution Lines for All Public Utilities,
I.e., Direct Physical Loss to Service, Steam, Water, Gas,
Electric, Sewer, Communication Services/Suppliers
			$5,000,000	Newly Acquired Locations
			$7,000,000	Quake
			$7,000,000	Flood
			$2,000,000	Newly Acquired Property (180 days Building)
			$1,000,000	Newly Acquired Property (180 days Personal)
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property "Specified Perils" - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	General Aggregate Per Location	8/18/2003	8/18/2003	$129,168.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
Auto	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2003	8/18/2003	$43,355.00
			$1,000,000	Uninsured Motorists
			$1,000,000	Underinsured Motorists
			$5,000	Medical Payments
			$25	Daily Rental
			$1,350	Total Rental Reimbursement
			Unlimited	Hired Car Physical Damage

Umbrella	St. Paul Fire and Marine Ins. Co.	TE08500211	$10,000,000	General Total Limit	8/18/2003	8/18/2003	$40,287.00
			$10,000,000	Products/Completed Work Total Limit
			$10,000,000	Each Event Limit
			N/A	Personal Injury Each Person Limit
			N/A	Advertising Injury Each Person Limit

Excess Umbrella	Fireman's Fund	XXK 85115343	$10,000,000	Each Occurrence - Excess of $10,000,000	8/18/2003	8/18/2003	$15,000.00
			$10,000,000	Aggregate

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA8502087	Statutory	Workers Compensation	8/18/2003	8/18/2003	$795,434.00
Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	$1,327,405.00

Foreign Package	ACE American Insurance Co.	PHF059024		General Liability	8/18/2003	8/18/2003	$32,758.00
			$1,000,000	Each Occurrence
			$1,000,000	Product/Completed Operations Aggregate
			$1,000,000	Personal and Advertising Injury Aggregate
			$1,000,000	Premises Damage Limit (Each Occurrence)
			$10,000	Medical Expense Limit (Any One Person)

Employee Benefits Liability (Claims Made)
			$1,000,000	Each Occurrence
			$1,000,000	Aggregate Limit

Foreign Package Con't	ACE American Insurance Co.	PHF059024		Auto Liability
			$1,000,000	Each Accident - Owned, Hired, Non-Owned
			$1,000	Hired Auto Physical Damage - Any One Accident
			$10,000	Hired Auto Physical Damage - Any One Policy Period
Repatriation
			$250,000	Policy Limit
Employers Liability
			$1,000,000	Bodily Injury By Accident (Each Accident)
			$1,000,000	Bodily Injury By Disease (Each Employee)

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
			$1,000,000	Bodily Injury by disease (Policy Limit)
				Property/Business Income
			$2,586,216	Building
			$11,806,881	Personal Property
			$50,000	Business Income
			$25,000	Personal Property In Transit
			$25,000	Personal Property At Unnamed Locations-Except In Transit
			$5,000	Employee Dishonesty
			$50,000	Earth Movement and Flood, Except Japan
			30%	Earth Movement Japan Zone Five

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004	$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004	$199,506.00

Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10/18/2007	10/18/2007	$650,000.00

Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12/5/2007	12/5/2007	$262,860.00

Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	12/5/2007	12/5/2007	$255,404.00

Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	12/5/2007	12/5/2007	$157,381.00

Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit - $5,000,000 X $15,000,000	12/5/2007	12/5/2007	$102,039.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7/31/2008	7/31/2008	$506,250.00

Directors & Officers Run-Off Delano	ACE INA	DOX 007717	$10,000,000	Policy Limit - $10,000,000 X $5,000,000	7/31/2008	7/31/2008	$364,500.00

Crime	National Union Fire Ins.	561-52-21	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$84,798.00

Fiduciary	Federal Insurance Company	103868292	$5,000,000	Fiduciary Limit of Liability	7/12/2003	7/12/2003	$12,232.00

Kidnap & Ransom	Lloyds of London	AS001259	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$6,864.29
			$250,000	Per Insured Person			Includes Taxes/
			$1,250,000	Per Insured Event			Stamping Fee

Employment Practices	American International Specialty	561-50-72	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$188,251.00

				Total			$7,940,720.29

Notes:

(1) Software consists of the following 39 debtors:

divine, inc.,Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp.,

Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc.,

Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc.,

databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc.,

Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Software (1)
Monthly Reporting Questionnaire - Question #3
June 30, 2003

Bank Accounts

	Operating	Control Disbursement	Payroll	Lockbox	Lockbox	Credit Card	Pledge Account for Letter of Credit	Certificate of Deposit	Escrow Account Pledge Funds

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.

Account Name:	divine, inc.	divine, inc.	divine, inc.	divine, Inc. - Software	divine, Inc. - Mang. Apps.	divine, inc.	Parlano, Inc.	Parlano, Inc.	divine, inc.

Account Number:	5800146796	5590036975	5590043625	5800281270	5800281288	5800281494	5800146812	199072879	03-8695-70-6

Beginning Book Balance:	$(1,885,734.62)	$0.00	$0.00	$1,482,158.19	$617,989.69	$0.00	$91.25	$223,737.07	$2,339,414.38

Plus:
Deposits	12,843,089.74	5,595,673.52	977,714.83	1,270,573.35	2,658,735.12	3,713.54	0.00	0.00	0.00

Less:
Disbursements	(13,749,591.75)	(5,595,673.52)	(977,714.83)	(2,664,720.87)	(2,989,867.03)	(3,713.54)	0.00	0.00	(3,103.82)

Other:
Transfers In (Out)	1,908,164.05	0.00	0.00	0.00	0.00	0.00	0.00	1,308.39	1,559.51
Ending Book Balance	$(884,072.58)	$0.00	$0.00	$88,010.67	$286,857.78	$0.00	$91.25	$225,045.46	$2,337,870.07

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

	Other	Investment	Investment	Other	Certificate of Deposit	Flexible Benefit	Other	Letter of Credit

Bank Name:	LaSalle Bank N.A.	Bank of America	Bank One	Cupertino National Bank	Cupertino National Bank	Commerce Bank	Royal Bank of Canada	Royal Bank of Canada

Account Name:	divine, inc.	divine, inc.	divine, inc.	Viant Corporation	Viant Corporation	Digital Archaeology Corp.	Delano Technology	Delano Technology

Account Number:	62-9036-30-02	220-14155-1-6	707003406	3104192	203003810	590825448	06032-4007787	419-01250-1-5

Beginning Book Balance:	$2,734,185.75	$28,452,355.44	$35,071,425.58	$15,761.96	$1,830,813.59	$3,679.07	($416,018.27)	$454,302.63

Plus:
Deposits	0.00	1,250,000.00	0.00	0.00	2,925.42	0.00	458,957.50	$0.00

Less:
Disbursements	(494,519.93)	(6,750,000.00)	0.00	(15,761.96)	0.00	0.00	(42,921.72)	(458,957.50)

Other:
Transfers In (Out)	0.00	19,348.53	33,152.34	0.00	0.00	(11.15)	(17.51)	4,654.87
Ending Book Balance	$2,239,665.82	$22,971,703.97	$35,104,577.92	$0.00	$1,833,739.01	$3,667.92	$0.00	$0.00

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

	Capital Account	Other	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Total

Bank Name:	CITCO	Bear Sterns	Silicon Valley	Silicon Valley	Silicon Valley

Account Name:	Latin America Econet Works	Data Return Corporation	Eprise Securities Corp.	Open Market	Perceptual Robotics, Inc.

Account Number:	0012-614946-300	037-11250-297	8800056504	8800021106	8800056325

Beginning Book Balance:	$663,292.00	$44.00	$1,064,592.89	$1,087,990.25	$224,010.84	$73,964,091.69

Plus:
Deposits	$0.00	$0.00	$0.00	$0.00	$0.00	$25,061,383.02

Less:
Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$(33,746,546.47)

Other:
Transfers In (Out)	$146.31	$0.00	$0.00	$0.00	$0.00	$1,968,305.34
Ending Book Balance	$663,438.31	$44.00	$1,064,592.89	$1,087,990.25	$224,010.84	$67,247,233.58

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Software(1)
Monthly Reporting Questionnaire - Question #4
June 30, 2003

Vendor Name	Check # or ACH Designation	Date of Payment	Check or ACH Amount

Casas Benjamin & White	wire	06/30/03	207,747.46
Goodmans LLP	wire	06/30/03	31,039.73
Latham and Watkins	wire	06/30/03	319,393.79
McDonald Investment	wire	06/30/03	70,933.98
Mintz Levin	wire	06/30/03	205,280.50
Riley & Esher	wire	06/30/03	16,788.75
Simon, Warner & Dolby L.L.P.	wire	06/30/03	123,737.55

Payments to Professionals			974,921.76

Robert Sullivan	61149	06/26/2003	60.00
Susan Burke	61030	06/04/2003	50.00
Vicki Spacko	61031	06/04/2003	119.85

Pre Petition Payments (2)			229.85

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) All Pre Petition Payments were made in accordance with the First Day Employee Motion

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.	FORM OPR-1
Case Number: 03-11472-JNF (Jointly Administered)	Rev 7/92
Business Unit: Software (1)	Month ended: June 30, 2003
FORM OPR-1

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03

ASSETS

CURRENT ASSETS

Cash	28,669,407.00	28,361,999.00	24,045,447.00	65,084,983.00	58,902,473.00
Restricted cash	11,485,484.00	11,489,572.00	9,745,783.00	8,879,109.00	8,344,760.00
Accounts Receivable, Net (OPR-3)	15,104,930.14	12,749,997.06	12,514,219.00	165,003.00	103,003.00
Prepaid expenses and deposits	13,464,754.70	12,972,233.32	13,219,294.00	7,183,107.00	6,708,093.00
Investments	1,861,952.00	1,630,751.00	1,519,688.00	1,603,546.00	1,713,128.00
Other	13,371,750.70	13,871,811.20	13,735,631.00	923,766.00	1,052,307.00

TOTAL CURRENT ASSETS	83,958,278.54	81,076,363.58	74,780,062.00	83,839,514.00	76,823,764.00

PROPERTY, PLANT AND EQUIPMENT, AT COST	30,394,567.02	30,339,145.82	30,339,146.00	200,000.00	200,000.00

Less Accumulated Depreciation	(13,813,215.02)	(14,525,105.82)	(15,053,794.00)	—	—

NET PROPERTY, PLANT AND EQUIPMENT	16,581,352.00	15,814,040.00	15,285,352.00	200,000.00	200,000.00

Goodwill	67,970,034.00	67,096,746.00	66,223,458.00	—	—
OTHER ASSETS	19,540,313.84	17,743,494.08	17,099,938.00	501,471.00	490,496.00

TOTAL ASSETS	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00	77,514,260.00

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Software (1)	Month ended: June 30, 2003
FORM OPR-2

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03

LIABILITIES

POST PETITION LIABILITIES	—	1,675,619.00	7,119,566.00	4,541,595.00	3,263,532.00

Priority Debt (2)	2,827,507.29	2,326,751.29	2,317,438.29	2,316,419.00	2,316,189.00
Unsecured Debt	27,641,622.20	27,641,622.20	25,845,247.71	23,976,005.00	23,634,144.00

TOTAL PRE-PETITION LIABILITIES	30,469,129.49	29,968,373.49	28,162,686.00	26,292,424.00	25,950,333.00

TOTAL LIABILITIES	30,469,129.49	31,643,992.49	35,282,252.00	30,834,019.00	29,213,865.00

DEFERRED REVENUE	46,061,854.63	42,279,293.74	39,815,584.00	—	—
FACILITIES IMPAIRMENT	54,034,585.66	41,910,328.00	14,585,505.00	438,738.00	422,851.00

INTERCOMPANY/SUBSIDIARY EQUITY	57,484,408.60	65,897,029.43	83,705,469.00	53,268,228.00	47,877,544.00

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00	77,514,260.00

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

 SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) Cash secured letters of credit (which are not included above) are:

Filing Date	$4,472,195
March 31	$4,472,195
April 30	$2,413,693
May 31	$1,767,191
June 30	$1,767,191

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.	FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)	Rev 7/92
Business Unit: Software (1)
FORM OPR-3

Month Ended                      30-Jun-03

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Date of filing: 2/25/2003	21,250,424.14	9,390,272.22	3,397,955.04	2,474,352.53	1,339,445.79	4,648,398.56
Allowance for doubtful accounts	(6,145,494.00)

3/31/2003	18,820,468.06	4,429,647.27	5,304,644.63	2,334,626.89	3,264,583.14	3,486,966.13
Allowance for doubtful accounts	(6,070,471.00)

4/30/03	18,354,788.37	4,001,619.54	5,299,790.66	2,697,238.99	1,890,576.41	4,465,562.77
Allowance for doubtful accounts	(5,840,569.00)

5/31/2003 (2)	222,833.34	—	76,777.34	15,000.00	68,444.00	62,612.00
Allowance for doubtful accounts	(57,830.00)	—	—	—	—	(57,830.00)

6/30/03	160,833.34	—	—	7,388.67	22,388.67	131,056.00
Allowance for doubtful accounts	(57,830.00)	—	—	—	—	(57,830.00)

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) May Accounts Receivables balance shown in previous OPR - 3 was presented as net accounts receivable, not gross accounts receivable.

divine, inc. et al
Schedule of Post Petition Liabilities (FORM OPR-4)
Business Unit: Software (1)
June 30, 2003

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable (2)

Income taxes:
Franchise taxes		2004	408,000	408,000	—	—	—	—
Property taxes - real		2004	166,200	166,200	—	—	—	—
Property taxes - personal		2004	121,500	121,500	—	—	—	—
Sales and use taxes		2004	31,422	31,422	—	—	—	—

Employment taxes:
Federal Income Tax	06/30/03		—	—	—	—	—	—
FICA - Employers	06/30/03		—	—	—	—	—	—
FICA - Employees	06/30/03		—	—	—	—	—	—
Medicare - Employer	06/30/03		—	—	—	—	—	—
Medicare - Employee	06/30/03		—	—	—	—	—	—
Federal Unemployment Tax	06/30/03		—	—	—	—	—	—
State Income Tax	06/30/03		—	—	—	—	—	—
State Unemployment Tax	06/30/03		73,777	—	—	73,777	—	—

Other taxes			—	—	—	—	—	—

Total Taxes Payable			800,899	727,122	—	73,777	—	—

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Software Accounts Payable *			485,271	107,118	(10,989)	282,008	91,584	15,550
Software Salary & Benefits Accrual			360,552	3,329	357,223	—	—	—
Software Professional Fee Accrual			1,616,837	—	1,616,837	—	—	—

TOTALS			3,263,559	837,569	1,963,071	355,785	91,584	15,550

* See attached Schedule

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)Taxes Payable in the March 31, 2003 Schedule of Post Petition Liabilities reflected the March monthly tax payable accrual and not the March tax payable balance.

Case Name:  divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Attached Schedule of Post Petition Liabilities (FORM OPR-4)
Business Unit: Software (1)
June 30, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

Abacus Solutions	3/18/2003	2,150.00	—	—	—	—	2,150.00	—
Abacus Solutions	4/19/2003	(2,236.28)	—	—	—	(2,236.28)	—	—
Albert Hernandez	3/27/2003	(199.00)	—	—	—	—	(199.00)	—
Aldion Bindley	3/18/2003	(200.00)	—	—	—	—	(200.00)	—
Andrew Filipowski	2/25/2003	(155.54)	—	—	—	—	—	(155.54)
Andrew Marchky	3/27/2003	(164.60)	—	—	—	—	(164.60)	—
Andrew Marchky	3/27/2003	(711.13)	—	—	—	—	(711.13)	—
Ashley Buchanan	5/22/2003	(164.00)	—	—	(164.00)	—	—	—
Baker & McKenzie	7/15/2003	(3,752.99)	(3,752.99)	—	—	—	—	—
Bill McMonigal	4/29/2003	(195.70)	—	—	—	(195.70)	—	—
Bruce Rusk	3/20/2003	(878.44)	—	—	—	—	(878.44)	—
Bruce Rusk	4/1/2003	(945.11)	—	—	—	(945.11)	—	—
Burlington Office Park II	6/30/2003	35,388.78	—	35,388.78	—	—	—	—
Casas Benjamin & White LLC	5/9/2003	(49,876.68)	—	—	(49,876.68)	—	—	—
Casas Benjamin & White LLC	5/30/2003	(46,536.22)	—	—	(46,536.22)	—	—	—
Casas Benjamin & White LLC	7/30/2003	(21,178.31)	(21,178.31)	—	—	—	—	—
Christopher Hobson	3/11/2003	(158.00)	—	—	—	—	(158.00)	—
Christopher Hobson	3/18/2003	(611.60)	—	—	—	—	(611.60)	—
Chung Yue Jim	3/25/2003	(43.28)	—	—	—	—	(43.28)	—
David Barr	2/27/2003	(43.61)	—	—	—	—	—	(43.61)
Dennis Hebbard	3/11/2003	(842.91)	—	—	—	—	(842.91)	—
Evans Wroten	2/28/2003	205.37	—	—	—	—	—	205.37
Evans Wroten	3/3/2003	379.99	—	—	—	—	379.99	—
Georgia Power	6/1/2003	(16,809.04)	—	(16,809.04)	—	—	—	—
Goodmans LLP	5/23/2003	(2,136.83)	—	—	(2,136.83)	—	—	—
Goodmans LLP	6/6/2003	(4,650.49)	—	(4,650.49)	—	—	—	—
Goodmans LLP	7/30/2003	(3,160.40)	(3,160.40)	—	—	—	—	—
I O S Capital	6/22/2003	(437.33)	—	(437.33)	—	—	—	—
James Davis	2/27/2003	(17.96)	—	—	—	—	—	(17.96)
James Davis	2/27/2003	(559.69)	—	—	—	—	—	(559.69)
James Davis	2/27/2003	(468.41)	—	—	—	—	—	(468.41)
James Davis	2/27/2003	(10.69)	—	—	—	—	—	(10.69)
James Davis	2/27/2003	(30.74)	—	—	—	—	—	(30.74)
James Davis	2/27/2003	(33.38)	—	—	—	—	—	(33.38)
James Davis	2/27/2003	(136.91)	—	—	—	—	—	(136.91)
James Davis	2/27/2003	(577.14)	—	—	—	—	—	(577.14)
James Davis	2/27/2003	(238.66)	—	—	—	—	—	(238.66)
James Davis	2/27/2003	(1,136.23)	—	—	—	—	—	(1,136.23)
James Davis	2/27/2003	(213.15)	—	—	—	—	—	(213.15)
James Davis	2/27/2003	(188.89)	—	—	—	—	—	(188.89)

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
James Davis	2/27/2003	(87.01)	—	—	—	—	—	(87.01)
James Davis	2/27/2003	(27.43)	—	—	—	—	—	(27.43)
James Davis	2/27/2003	(175.71)	—	—	—	—	—	(175.71)
James Davis	2/27/2003	(1,064.90)	—	—	—	—	—	(1,064.90)
James Davis	2/27/2003	(100.00)	—	—	—	—	—	(100.00)
James Davis	2/27/2003	(59.12)	—	—	—	—	—	(59.12)
James Davis	2/27/2003	(1,413.07)	—	—	—	—	—	(1,413.07)
Jason Schnack	3/27/2003	(433.36)	—	—	—	—	(433.36)	—
Jeff Mullins	4/1/2003	(24.99)	—	—	—	(24.99)	—	—
Jeffrey Curry	4/8/2003	(757.34)	—	—	—	(757.34)	—	—
Jeffrey Hubbard	2/28/2003	(364.30)	—	—	—	—	—	(364.30)
Jeffrey Schultz	4/29/2003	(42.29)	—	—	—	(42.29)	—	—
Jenner & Block, LLC	7/15/2003	(3,156.15)	(3,156.15)	—	—	—	—	—
John Trkla	2/28/2003	202.24	—	—	—	—	—	202.24
Jude Sullivan	5/15/2003	(1,097.96)	—	—	(1,097.96)	—	—	—
Jule Persons	2/28/2003	(119.90)	—	—	—	—	—	(119.90)
Latham & Watkins LLC	4/15/2003	(69,855.25)	—	—	—	(69,855.25)	—	—
Latham & Watkins LLC	5/15/2003	(62,148.35)	—	—	(62,148.35)	—	—	—
Latham & Watkins LLC	7/15/2003	(32,005.05)	(32,005.05)	—	—	—	—	—
McDonald Investments, Inc	5/9/2003	(16,700.87)	—	—	(16,700.87)	—	—	—
McDonald Investments, Inc	5/30/2003	(21,782.85)	—	—	(21,782.85)	—	—	—
McDonald Investments, Inc	7/30/2003	(6,294.75)	(6,294.75)	—	—	—	—	—
Michael McGovern	3/11/2003	(45.65)	—	—	—	—	(45.65)	—
Michael Sokoloff	3/4/2003	(50.00)	—	—	—	—	(50.00)	—
Michael Stuhl	5/22/2003	(54.40)	—	—	(54.40)	—	—	—
Mintz, Levin, Cohn, Ferris	5/10/2003	(13,026.85)	—	—	(13,026.85)	—	—	—
Mintz, Levin, Cohn, Ferris	5/30/2003	(38,469.65)	—	—	(38,469.65)	—	—	—
Mintz, Levin, Cohn, Ferris	7/30/2003	(20,676.90)	(20,676.90)	—	—	—	—	—
Patrick O’Malley	2/28/2003	(80.00)	—	—	—	—	—	(80.00)
Peter Quintas	4/1/2003	(109.90)	—	—	—	(109.90)	—	—
Philip Maddox	3/27/2003	(485.78)	—	—	—	—	(485.78)	—
Qwest	5/22/2003	(487.18)	—	—	(487.18)	—	—	—
Reginald Barlow	3/4/2003	(2,552.32)	—	—	—	—	(2,552.32)	—
Reginald Barlow	3/4/2003	(1,206.33)	—	—	—	—	(1,206.33)	—
Reginald Barlow	3/4/2003	(245.12)	—	—	—	—	(245.12)	—
Riley & Esher LLP	5/9/2003	(826.50)	—	—	(826.50)	—	—	—
Riley & Esher LLP	5/30/2003	(4,003.00)	—	—	(4,003.00)	—	—	—
Riley & Esher LLP	7/30/2003	(1,859.75)	(1,859.75)	—	—	—	—	—
Robert Essex	6/11/2003	(69.99)	—	(69.99)	—	—	—	—
Simon, Wrner & Doby LLP	4/30/2003	(17,417.10)	—	—	—	(17,417.10)	—	—
Simon, Wrner & Doby LLP	5/30/2003	(26,827.60)	—	—	(26,827.60)	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Simon, Wrner & Doby LLP	7/30/2003	(11,783.90)	(11,783.90)	—	—	—	—	—
Steve Herlocher	5/13/2003	17.76	—	—	17.76	—	—	—
Steven Roten	3/25/2003	(95.00)	—	—	—	—	(95.00)	—
Thomas Hammergren	6/2/2003	(929.53)	—	(929.53)	—	—	—	—
Thomas Murphy	3/4/2003	(510.14)	—	—	—	—	(510.14)	—
Transwestern Commercial Services	7/15/2003	(3,250.00)	(3,250.00)	—	—	—	—	—
Transwestern Commercial Services	5/23/2003	(5,346.78)	—	(5,346.78)	—	—	—
Troutman Sanders, LLP	6/30/2003	(1,503.75)	—	(1,503.75)	—	—	—	—
Volt Delta Resources	5/1/2003	7,460.27	—	—	7,460.27	—	—	—
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	(86.14)	—
Wyllie Humphreys	3/25/2003	(784.56)	—	—	—	—	(784.56)	—
Wyllie Humphreys	3/25/2003	(795.50)	—	—	—	—	(795.50)	—
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	(86.14)	—

TOTAL POST-PETITION		(485,271.04)	(107,118.20)	10,988.65	(282,007.69)	(91,583.96)	(8,655.01)	(6,894.83)

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.